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                                  Exhibit 10.27

                            LOAN EXTENSION AGREEMENT

                  Agreement dated as of December 15, 1997 by and between Royal Canadian Foods Corp., a Delaware corporation, with offices at 1004 Second Avenue, New York, NY 10022 ("Borrower") and Jan Wernick, who resides at 524 Longacre Avenue, Woodmere, NY 11598 ("Lender").

                                    RECITALS

                  WHEREAS, Borrower signed four Promissory Notes (collectively referred to herein as the "Promissory Notes") to evidence four loans made by Lender to Borrower.

                  WHEREAS, Lender and Borrower now wish to extend the due date of each of the Promissory Notes from December 31, 1997 to December 31, 1998.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Promissory Notes. The Promissory Notes, each of which accrues interest at 12% per annum, evidence loans made on the following dates for the following amounts:


Loan Date                                                  Principal Amount
June 5, 1996                                               $50,000.00
June 26, 1996                                              $50,000.00
September 16, 1996                                         $100,000.00
March 13, 1997                                             $70,000.00

2. Extension. The due date of each of the Promissory Notes is hereby extended from December 31, 1997 to December 31, 1998.

3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.



                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ROYAL CANADIAN FOODS CORP.


By:_____________________________
       Sheldon Golumbia, President



-----------------------------
Jan Wernick

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